UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 11, 2010
Date of Report (Date of earliest event reported)

FORTRESS INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51426	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7226 Lee DeForest Drive, Suite 203
Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

(410) 423-7438
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On Wednesday, August 11, 2010, Fortress International Group, Inc. (the “Company”), issued a press release reporting certain financial results of the Company for the three and six months ended June 30, 2010.

A copy of the press release is being furnished herewith as Exhibit 99.1.

The Company’s financial results contain non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclosure regarding definitions of these measures used by the Company and why the Company’s management believes the measures provide useful information to investors is also included in the press release.

The Company will conduct a conference call to discuss its financial results on Wednesday, August 11, 2010, at 9:00 a.m., Eastern Daylight Time.

The information in this Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of this Current Report on Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Statements contained in this report contain “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements may address matters such as our expected future business and financial performance, and often contain words such as "guidance," "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," or "will." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could adversely or positively affect the Company's future results include: the Company's reliance on a significant portion of its revenues from a limited number of customers; risks relating to our ability to continue as a going concern; risks associated with our effort to meet our working capital requirements and scheduled maturities of indebtedness absent restructuring; the uncertainty as to whether the Company can replace its backlog; risks involved in properly managing complex projects; risks relating to revenues under customer contracts, many of which can be canceled on short notice; the uncertainty whether potential contracts will materialize; risks relating to our ability to attract qualified management and other personnel; risks relating our ability to continue to implement our strategic plan; risks relating to our ability to generate sufficient cash flows to support operations and implement our strategic plan; risks relating to our ability to meet all of the terms and conditions of our debt obligations; uncertainty related to current economic conditions and the related impact on demand for our services; and other risks and uncertainties disclosed in the Company's filings with the Securities and Exchange Commission. These uncertainties may cause the Company's actual future results to be materially different than those expressed in the Company's forward-looking statements. The Company does not undertake to update its forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release, dated August 11, 2010.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INTERNATIONAL GROUP, INC.

By:	/s/ Timothy C. Dec
Timothy C. Dec
Chief Financial Officer

Date: August 11, 2010